Exhibit 5.1

Faegre Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, Pennsylvania 19103-6996 +1 215 988 2700 main +1 215 988 2757 fax

February 23, 2026

Radian Group Inc.

550 East Swedesford Road, Suite 350

Wayne, PA 19087

Re:	Registration Statement on Form S-3 (the “Registration Statement”)

Ladies and Gentlemen:

We have acted as counsel to Radian Group Inc., a Delaware corporation (the “Company”), in connection with the preparation of a Registration Statement on Form S-3 (the “Registration Statement”) and the filing of the Registration Statement with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”). The Registration Statement relates to the issuance and sale from time to time by the Company, pursuant to Rule 415 of the Securities Act, of the following securities of the Company: (i) common stock of the Company, par value $0.001 per share (the “Common Shares”), (ii) preferred stock of the Company, par value $0.001 per share (the “Preferred Shares”), (iii) senior debt securities of the Company (the “Senior Debt Securities”), (iv) senior subordinated debt securities of the Company (the “Senior Subordinated Debt Securities”), (v) subordinated debt securities of the Company (the “Subordinated Debt Securities” and, together with the Senior Debt Securities and the Senior Subordinated Debt Securities, the “Debt Securities”), (vi) depositary shares representing fractional interests in Preferred Shares (the “Depositary Shares”), (vii) warrants to purchase Common Shares, Preferred Shares, Depositary Shares, Debt Securities or any combination thereof as may be designated by the Company at the time of the offering (the “Warrants”), (viii) rights to purchase Common Shares, Preferred Shares, Depositary Shares, Debt Securities or any combination thereof as may be designated by the Company at the time of the offering (the “Rights”), (ix) stock purchase contracts to purchase Common Shares, Preferred Shares or Depositary Shares or any combination thereof as may be designated by the Company at the time of the offering (the “Stock Purchase Contracts”) and (x) units consisting of Common Shares, Preferred Shares, Debt Securities, Warrants, Rights, Stock Purchase Contracts or any combination of those securities (the “Units”).

The Common Shares, Preferred Shares, Debt Securities, Depositary Shares, Warrants, Rights, Stock Purchase Contracts and Units are collectively referred to herein as the “Securities.” The Securities may be offered separately or together with other Securities, in one or more series, and in amounts, at prices and on terms to be set forth in the prospectus and one or more supplements thereto constituting a part of the Registration Statement.

This opinion letter is being delivered in accordance with the requirements of Item 601(b)(5) of Regulation S-K.

Any Common Shares are to be issued under the Third Amended and Restated Certificate of Incorporation of the Company, as amended through the date hereof (the “Certificate of Incorporation”). Any series of Preferred Shares is to be issued under the Certificate of Incorporation and one or more certificates of designation thereto approved by the Board of Directors of the Company and filed with the Secretary of State of the State of Delaware (each, a “Certificate of Designation”). Any series of Senior Debt Securities is to be issued pursuant to the Senior

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February 23, 2026

Supplemental Indenture (the “Senior Indenture”), dated as of March 4, 2013, between the Company and U.S. Bank National Association, as trustee, which is included as an exhibit to the Registration Statement and duly qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). Any series of Senior Subordinated Debt Securities is to be issued pursuant to an indenture (the “Senior Subordinated Indenture”) between the Company and a trustee to be named by the Company substantially in the form filed as Exhibit 4.7 to the Registration Statement, with appropriate insertions, and duly qualified under the Trust Indenture Act. Any series of Subordinated Debt Securities is to be issued pursuant to an indenture (the “Subordinated Indenture” and, together with the Senior Indenture and the Senior Subordinated Indenture, the “Indentures”) between the Company and a trustee to be named by the Company substantially in the form filed as Exhibit 4.8 to the Registration Statement, with appropriate insertions, and duly qualified under the Trust Indenture Act. Any Depositary Shares are to be issued pursuant to a deposit agreement (the “Deposit Agreement”), which will be filed as an exhibit to and incorporated by reference into the Registration Statement. Any Warrants are to be issued pursuant to a warrant agreement (including, if applicable, a form of certificate evidencing the Warrants) (the “Warrant Agreement”), which will be filed as an exhibit to and incorporated by reference into the Registration Statement. Any Rights are to be issued pursuant to a rights agent agreement (including, if applicable, a form of certificate evidencing the Rights) (the “Rights Agreement”), which will be filed as an exhibit to and incorporated by reference into the Registration Statement. Any Stock Purchase Contracts are to be issued pursuant to a stock purchase contract agreement (including, if applicable, a form of certificate evidencing the Stock Purchase Contracts) (the “Purchase Contract Agreement”), which will be filed as an exhibit to and incorporated by reference into the Registration Statement. Any Units are to be issued pursuant to a unit agreement (including, if applicable, a form of certificate evidencing the Units) (the “Unit Agreement”), which will be filed as an exhibit to and incorporated by reference into the Registration Statement. The Certificate of Incorporation, each Certificate of Designation, the Senior Indenture, the Senior Subordinated Indenture, the Subordinated Indenture and any supplements thereto, each Deposit Agreement, each Warrant Agreement, each Rights Agreement, each Purchase Contract Agreement and each Unit Agreement are referred to herein individually as a “Governing Document” and collectively as the “Governing Documents.”

In this capacity, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the Certificate of Incorporation, the Company’s Fourth Amended and Restated By-Laws (the “By-Laws”), the Registration Statement, the Senior Indenture, the form of Senior Subordinated Indenture, the form of Subordinated Indenture, and resolutions of the Company’s Board of Directors authorizing the issuance and sale of the Securities. We have also examined originals, or copies certified or otherwise authenticated to our satisfaction, of such corporate records of the Company and other instruments, certificates of public officials and representatives of the Company, and other documents as we have deemed necessary as a basis for the opinions hereinafter expressed and have made such examination of statutes and decisions and reviewed such questions of law as we have deemed necessary or appropriate for the purposes of this opinion letter.

Based on and subject to the foregoing and to the other assumptions, qualifications and limitations set forth herein, we are of the opinion that:

1. With respect to the Common Shares, when (i) a prospectus supplement and any other offering material with respect to the Common Shares have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder, (ii) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities are obtained, (iii) the appropriate corporate action has been taken by the Company to authorize the issuance of the Common Shares, (iv) the Common Shares have been issued by the Company against payment of the agreed-upon consideration therefor in accordance with any relevant agreements and such corporate action, (v) in the case of Common Shares represented by, or issued upon conversion, exchange, exercise or settlement of, or constituting a component of, any other Securities, all actions in respect of such other Securities referred to in the applicable paragraph hereof have been completed, and (vi) unless issued without certificates, certificates representing the Common Shares have been duly executed by the duly authorized officers of the Company, countersigned by the transfer agent therefor and delivered to the purchasers thereof or other persons entitled thereto (or in the case of Common Shares issued without certificates, the due registration of issuance and constructive delivery through book entry of such shares), then, upon the happening of such events, such Common Shares will be validly issued, fully paid and nonassessable.

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February 23, 2026

2. With respect to any series of Preferred Shares, when (i) a prospectus supplement and any other offering material with respect to the Preferred Shares have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder, (ii) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities are obtained, (iii) the appropriate corporate action has been taken by the Company to authorize the issuance of the Preferred Shares, to fix the terms thereof, and to authorize the execution and filing with the Secretary of State of the State of Delaware of a Certificate of Designation relating thereto, (iv) such Certificate of Designation has been executed by duly authorized officers of the Company and so filed by the Company in accordance with the laws of the State of Delaware, (v) the Preferred Shares with terms so fixed have been issued by the Company against payment of the agreed-upon consideration therefor in accordance with any relevant agreements and such corporate action, (vi) in the case of Preferred Shares represented by, or issued upon conversion, exchange, exercise or settlement of, or constituting a component of, any other Securities, all actions in respect of such other Securities referred to in the applicable paragraph hereof have been completed, and (vii) unless issued without certificates, certificates representing the Preferred Shares have been duly executed by the duly authorized officers of the Company, countersigned by the transfer agent therefor and delivered to the purchasers thereof or other persons entitled thereto (or in the case of Preferred Shares issued without certificates, the due registration of issuance and constructive delivery through book entry of such shares), then, upon the happening of such events, such Preferred Shares will be validly issued, fully paid and nonassessable.

3. With respect to any series of Senior Debt Securities, when (i) a prospectus supplement and any other offering material with respect to such series of Senior Debt Securities have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder, (ii) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities are obtained, (iii) the appropriate corporate action has been taken by the Company to authorize the issuance and terms of such series of Senior Debt Securities and related matters and to authorize the execution and delivery of a supplement to the Senior Indenture with respect to such series of Senior Debt Securities, (iv) a supplement to the Senior Indenture with respect to such series of Senior Debt Securities has been duly executed and delivered by the Company and the trustee, (v) such Senior Debt Securities have been duly executed and authenticated in accordance with the provisions of the Senior Indenture, as supplemented, and duly delivered to the purchasers thereof or other persons entitled thereto upon payment of the agreed-upon consideration therefor in accordance with any relevant agreements and such corporate action, and (vi) in the case of Senior Debt Securities issued upon conversion, exchange, exercise or settlement of, or constituting a component of, any other Securities, all actions in respect of such other Securities referred to in the applicable paragraph hereof have been completed, then, upon the happening of such events, such Senior Debt Securities will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

4. With respect to any series of Senior Subordinated Debt Securities, when (i) a prospectus supplement and any other offering material with respect to such series of Senior Subordinated Debt Securities have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder, (ii) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities are obtained, (iii) the appropriate corporate action has been taken by the Company to authorize the issuance and terms of such series of Senior Subordinated Debt Securities and related matters and to authorize the execution and delivery of the Senior Subordinated Indenture and a supplement to the Senior Subordinated Indenture with respect to such series of Senior Subordinated Debt Securities, (iv) the Senior Subordinated Indenture and a supplement to the Senior Subordinated Indenture with respect to such series of Senior Subordinated Debt Securities have been duly executed and delivered by the Company and the trustee, (v) such Senior Subordinated Debt Securities have been duly executed and authenticated in accordance with the provisions of the Senior Subordinated Indenture, as supplemented, and duly delivered to the purchasers thereof or other persons entitled thereto upon payment of the agreed-upon consideration therefor in accordance with any relevant agreements and such corporate action, and (vi) in the case of Senior Subordinated Debt Securities issued upon conversion, exchange, exercise or settlement of, or constituting a component of, any other Securities, all actions in respect of such other Securities referred to in the applicable paragraph hereof have been completed, then, upon the happening of such events, such Senior Subordinated Debt Securities will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

5. With respect to any series of Subordinated Debt Securities, when (i) a prospectus supplement and any other offering material with respect to such series of Subordinated Debt Securities have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder, (ii) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities are

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obtained, (iii) the appropriate corporate action has been taken by the Company to authorize the issuance and terms of such series of Subordinated Debt Securities and related matters and to authorize the execution and delivery of the Subordinated Indenture and a supplement to the Subordinated Indenture with respect to such series of Subordinated Debt Securities, (iv) the Subordinated Indenture and a supplement to the Subordinated Indenture with respect to such series of Subordinated Debt Securities have been duly executed and delivered by the Company and the trustee, (v) such Subordinated Debt Securities have been duly executed and authenticated in accordance with the provisions of the Subordinated Indenture, as supplemented, and duly delivered to the purchasers thereof or other persons entitled thereto upon payment of the agreed-upon consideration therefor in accordance with any relevant agreements and such corporate action, and (vi) in the case of Subordinated Debt Securities issued upon conversion, exchange, exercise or settlement of, or constituting a component of, any other Securities, all actions in respect of such other Securities referred to in the applicable paragraph hereof have been completed, then, upon the happening of such events, such Subordinated Debt Securities will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

6. With respect to any Depositary Shares, when (a) a prospectus supplement and any other offering material with respect to such Depositary Shares have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder, (b) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities are obtained, (iii) the appropriate corporate action has been taken by the Company to authorize the issuance and terms of the Preferred Shares represented by such Depositary Shares, (d) a Deposit Agreement establishing the terms of such Depositary Shares has been duly authorized, executed and delivered by the Company, (e) certificates evidencing the Preferred Shares represented by such Depositary Shares have been duly authorized, executed and delivered by the Company, such certificates have been delivered to the depositary for deposit in accordance with the terms of such Deposit Agreement, such Preferred Shares have been recorded on the books of the Company in the name of the depositary or its nominee, and all other actions in respect of such Preferred Shares referred to in the applicable paragraph hereof have been completed, (f) depositary receipts evidencing such Depositary Shares have been duly executed, registered for issuance and delivered in accordance with the terms of such Deposit Agreement, (g) in the case of Depositary Shares issued upon conversion, exchange, exercise or settlement of, or constituting a component of, any other Securities, all actions in respect of such other Securities referred to in the applicable paragraph hereof have been completed, and (h) the agreed-upon consideration therefor has been paid in accordance with the applicable Deposit Agreement and any other relevant agreements and such corporate action, such Deposit Agreement will be a valid and binding obligation of the Company and the depositary receipts evidencing such Depositary Shares will be valid and binding obligations of the Company and will entitle the holders thereof to the rights specified in such Deposit Agreement.

7. With respect to any Warrants, when (i) a prospectus supplement and any other offering material with respect to such Warrants have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder, (ii) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities are obtained, (iii) the appropriate corporate action has been taken by the Company to authorize the form, terms, execution and delivery of a Warrant Agreement (including, if applicable, a form of certificate evidencing such Warrants) and the issuance of such Warrants, (iv) the Warrant Agreement has been duly executed and delivered by the Company and the warrant agent, (v) if applicable, certificates evidencing the Warrants with such terms are duly executed, attested, issued and delivered pursuant to such Warrant Agreement, (vi) the agreed-upon consideration therefor has been paid in accordance with the applicable Warrant Agreement and any other relevant agreements and such corporate action, and (vii) in the case of Warrants issued upon conversion, exchange, exercise or settlement of, or constituting a component of, any other Securities, all actions in respect of such other Securities referred to in the applicable paragraph hereof have been completed, then, upon the happening of such events, such Warrants will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

8. With respect to any Rights, when (i) a prospectus supplement and any other offering material with respect to such Rights have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder, (ii) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities are obtained, (iii) the appropriate corporate action has been taken by the Company to authorize the form, terms, execution and delivery of a Rights Agreement (including, if applicable, a form of certificate evidencing such Rights) and the issuance of such Rights, (iv) the Rights Agreement has been duly executed and delivered by the Company and the rights agent, (v) if applicable, certificates evidencing the Rights with

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such terms are duly executed, attested, issued and delivered pursuant to the Rights Agreement, (vi) the agreed-upon consideration therefor has been paid in accordance with the applicable Rights Agreement and any other relevant agreements and such corporate action, and (vii) in the case of Rights issued as a component of Units, the actions in respect of such Units referred to in the applicable paragraph hereof have been completed, then, upon the happening of such events, such Rights will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

9. With respect to any Stock Purchase Contracts, when (i) a prospectus supplement and any other offering material with respect to such Stock Purchase Contracts have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder, (ii) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities are obtained, (iii) the appropriate corporate action has been taken by the Company to authorize the form, terms, execution and delivery of a Purchase Contract Agreement (including, if applicable, a form of certificate evidencing such Stock Purchase Contracts) and the issuance of such Stock Purchase Contracts, (iv) the Purchase Contract Agreement has been duly executed and delivered by the Company and the purchase contract agent, (v) if applicable, certificates evidencing the Stock Purchase Contracts with such terms are duly executed, attested, issued and delivered pursuant to the Purchase Contract Agreement, (vi) the agreed-upon consideration therefor has been paid in accordance with the applicable Purchase Contract Agreement and any other relevant agreements and such corporate action, and (vii) in the case of Stock Purchase Contracts issued as a component of Units, the actions in respect of such Units referred to in the applicable paragraph hereof have been completed, then, upon the happening of such events, such Stock Purchase Contracts will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

10. With respect to any Units, when (i) a prospectus supplement and any other offering material with respect to such Units have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder, (ii) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities are obtained, (iii) the appropriate corporate action has been taken by the Company to authorize the form, terms, execution and delivery of a Unit Agreement (including, if applicable, a form of certificate evidencing such Units) and the issuance of such Units, (iv) the Unit Agreement has been duly executed and delivered by the Company and the unit agent, (v) if applicable, certificates evidencing the Units with such terms are duly executed, attested, issued and delivered pursuant to the Unit Agreement, (vi) the agreed-upon consideration therefor has been paid in accordance with the applicable Unit Agreement and any other relevant agreements and such corporate action, and (vii) the actions in respect of any Securities comprising such Units referred to in the applicable paragraph(s) hereof have been completed, then, upon the happening of such events, such Units will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

The foregoing opinions are subject to the limitation that the validity, binding effect, or enforceability of the provisions of any agreement or instrument is limited by (i) applicable bankruptcy, insolvency, reorganization, assignment for the benefit of creditors, moratorium, fraudulent conveyance, fraudulent transfer, voidable transactions, receivership, and other laws of general application affecting the enforcement of creditors’ rights, (ii) general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith, fair dealing, and the possible unavailability of specific performance, injunctive relief, or other equitable remedies, whether considered in a proceeding at law or in equity, (iii) public policy considerations that may limit the rights of parties to obtain specific remedies or enforce specific terms, and (iv) governmental authority to limit, delay or prohibit the making of payments outside the United States.

The foregoing opinions assume that (a) the Registration Statement and any amendments relating thereto shall have become effective under the Securities Act and will continue to be effective, (b) the Company will remain duly organized and validly existing under the laws of the State of Delaware, (c) at the time any Securities or Governing Documents are authorized, issued, executed, authenticated, acknowledged, delivered or filed (as the case may be), (i) there will not have occurred any change in the law or in the Certificate of Incorporation or By-Laws affecting the authorization, issuance, execution, authentication, acknowledgement, delivery, filing, validity or enforceability of such Securities or Governing Documents, and (ii) no relevant corporate actions will have been modified or rescinded, (d) none of the particular terms of any Securities or Governing Documents established after the date hereof will violate, or be void or voidable under, any applicable law, (e) neither the authorization, issuance, execution, authentication,

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acknowledgement, delivery or filing of any Securities or Governing Documents, nor the compliance by the Company with the terms of such Securities or Governing Documents, will result in a violation of or default under any agreement or instrument then binding upon the Company or any order of any court or governmental body having jurisdiction over the Company then in effect, (f) the Securities will be issued in accordance with, and in compliance with any limitations on issuance contained in, the corporate action related thereto, (g) the Company will have received legally sufficient consideration for all Securities, (h) each party to any Securities or Governing Documents (other than the Company) will have duly authorized, executed and delivered such agreements or instruments and complied with all legal requirements pertaining to its status as such status relates to the right to enforce such agreements or instruments against the Company and will have satisfied those legal requirements applicable to it to the extent necessary to make such agreements or instruments enforceable against it, (i) the Senior Subordinated Indenture and the Subordinated Indenture will have been qualified under the Trust Indenture Act, (j) the terms of the Securities will be established in conformity with the applicable Governing Documents and the Securities will be issued within the limits of the then remaining authorized but unreserved and unissued amounts of such Securities under the Governing Documents, (k) any Securities issuable upon conversion, exchange, or exercise of, or upon purchase pursuant to, any other Securities will have been duly authorized and reserved for issuance (in each case, within the limits of the then remaining authorized but unreserved and unissued amounts of such Securities), and any issuance of such Securities will be effected in accordance with the terms and conditions set forth in such other Securities and the Governing Documents related thereto, (l) all certificates evidencing any Securities will be in the form required by law and approved for issuance by the Company, (m) the Company will comply with all applicable notice requirements regarding uncertificated shares provided in the General Corporation Law of the State of Delaware, and (n) no Common Shares or Preferred Shares shall be issued for less than the par value thereof, (o) the Securities will be duly registered on the books of the transfer agent and registrar thereof in the name and on behalf of the holders thereof.

We have relied upon certificates of public officials as to the accuracy of all matters addressed therein and, with respect to certain factual matters, upon certificates of and information provided by officers and employees of the Company as to the accuracy of such factual matters, in each case without independent verification thereof or other investigation. We have assumed, without investigation, the following: (a) the genuineness of signatures, including electronic signatures, appearing upon certifications, documents, and proceedings, (b) that each document submitted to us for review is accurate and complete, each such document that is an original is authentic and each such document that is a copy conforms to an authentic original, (c) the legal capacity of natural persons who are involved on behalf of the Company to enter into and perform the referenced instrument or agreement or to carry out their role in the transactions contemplated thereby, (d) the truth, accuracy and completeness of the information, representations and warranties contained in the documents, instruments, certificates and records we have reviewed, (e) the absence of any undisclosed modifications to the agreements and instruments reviewed by us, (f) that Delaware law will be chosen to govern each Deposit Agreement, each Warrant Agreement, each Rights Agreement, each Purchase Contract Agreement and each Unit Agreement, and all Securities issued thereunder and/or certificates evidencing such Securities, and (g) that New York law has or will be chosen to govern the Indentures and all Debt Securities issued thereunder.

Without limiting any other qualifications set forth herein, the opinions expressed herein are subject to the effect of generally applicable laws that (a) provide for the enforcement of oral waivers or modifications where a material change of position in reliance thereon has occurred or provide that a course of performance may operate as a waiver, (b) limit the enforcement of provisions of instruments or agreements that purport to require waiver of the obligations of good faith, fair dealing, diligence and reasonableness, (c) limit the availability of a remedy under certain circumstances where another remedy has been elected, (d) limit the enforceability of provisions releasing, exculpating or exempting a party from, or requiring indemnification of or contribution to a party for, liability for its own action or inaction, to the extent the action or inaction involves negligence, recklessness, willful misconduct or unlawful conduct or insofar as such provisions otherwise contravene public policy, (e) may, where less than all of an instrument or agreement may be unenforceable, limit the enforceability of the balance of the instrument or agreement to circumstances in which the unenforceable portion is not an essential part of the agreed exchange, (f) govern and afford judicial discretion regarding the determination of damages and entitlement to attorneys’ fees and other costs, (g) may permit a party who has materially failed to render or offer performance required by a contract to cure that failure unless either permitting a cure would unreasonably hinder the aggrieved party from making substitute arrangements for performance or it is important under the circumstances to the aggrieved party that performance occur by the date stated in the instrument or agreement, (h) may require mitigation of damages, (i) may limit the enforceability of certain waivers, and (j) provide a time limitation after which a remedy may not be enforced (i.e., statutes of limitation).

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Although Debt Securities may be denominated in currencies or composite currencies other than the United States dollar, we express no opinion as to whether a court would award a judgment in a currency or composite currency other than United States dollars. Further, we express no opinion with respect to the enforceability of any provision specifying rates of exchange for, or requiring indemnity against loss in, converting into a specified currency or composite currency the proceeds or amount of a court judgment in another currency.

We express no opinion concerning the laws of any jurisdiction other than (i) the General Corporation Law of the State of Delaware (including the statutory provisions, all applicable provisions of the Delaware Constitution and reported judicial decisions interpreting the foregoing), and (ii) solely with respect to the Indentures included as exhibits to the Registration Statement, the laws of the State of New York.

This opinion letter is rendered as of the date first written above, and we assume no responsibility for updating this opinion letter or the opinions set forth herein to take into account any event, action, interpretation or change in law occurring subsequent to the date hereof that may affect the validity of such opinions. This opinion letter is expressly limited to the matters set forth above, and we render no opinion, whether by implication or otherwise, as to any other matters relating to the Company, the Securities or the Governing Documents.

We hereby consent to the filing of this opinion letter as an exhibit to the Registration Statement and to being named in the Registration Statement under the caption “Legal Matters” with respect to the matters stated therein without implying or admitting that we are “experts” within the meaning of the Securities Act, or other rules and regulations of the Commission issued thereunder with respect to any part of the Registration Statement, including this exhibit.

Very truly yours,

/s/ Faegre Drinker Biddle & Reath LLP

FAEGRE DRINKER BIDDLE & REATH LLP